Exhibit 10.10

SECOND AMENDMENT TO THE
VEHICLE MAINTENANCE FACILITY GROUND LEASE

THIS SECOND AMENDMENT TO THE VEHICLE MAINTENANCE FACILITY GROUND LEASE (the “Second Amendment”) is made by and among THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard. Orlando. Florida 32827-4399 (the “Authority”), and ALL ABOARD FLORIDA – OPERATIONS LLC. a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida, 33134 (“Rail Company”).

W I T N E S S E T H :

WHEREAS, City, Authority and Rail Company entered into that certain Vehicle Maintenance Facility Ground Lease with an effective date of January 22, 2014 (the “Agreement”) and that certain First Amendment to the Vehicle Maintenance Facility Ground Lease with an effective date of October 28, 2015 (the First Amendment); and

WHEREAS, pursuant to an agreement dated September 27, 1976, as amended, with the City, City Document Number 13260-1, the Authority controls, operates, and maintains an airport in Orange County, State of Florida, known as Orlando International Airport (hereinafter referred to as the “Airport”); and

WHEREAS, the Parties desire to amend the Agreement to reduce the Land area to be leased, adjust the rent and credits accordingly, provide a lease option, and modify terms related to the muck credit.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1.             Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2.             Definitions. Capitalized terms shall have the meaning ascribed to them in the Agreement unless modified herein.

3.             Paragraph 4(b) is hereby amended by deleting the last sentence thereof in its entirety and replacing same with the following:

Without limiting the generality of the foregoing, Rail Company acknowledges that the alignment for the Sun Rail commuter train will require an at-grade crossing at the entrance drive to the Facility, and Rail Company agrees to enter into a License Agreement with Sun Rail as contemplated above in order to accommodate Sun Rail’s alignment, and the indemnity shall be consistent with the statutory limitation in place for Florida Department of Transportation or its designee, South Florida Regional Transportation Authority, or such other provisions as agreed to between Rail Company and SunRail.

4.             Paragraph 5(b) is hereby amended by deleting the last sentence thereof and replacing same with the following:

To the extent that Rail Company is entitled to any rent credits hereunder in addition to the Muck Credit arising from the Rail Line Easement Agreement or that certain Escrow Extension Agreement entered into by the Authority and the Rail Company, Rail Company may apply any such rent credits towards the rent payments as and when due hereunder

5.             Except as expressly amended and supplemented in this Second Amendment, all other terms of the Agreement and First Amendment shall remain in full force and effect as originally executed.

[SPACE LEFT INTENTIONALLY BLANK]

[SIGNATURES PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have each caused this Second Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA”
GREATER ORLANDO AVIATION
AUTHORITY
ATTEST:
	By:	/s/ Phillip N. Brown
/s/ Dayci S. Burnette-Snyder		Phillip N. Brown, A.A.E.,
Dayci S. Burnette-Snyder,		Executive Director
Assistant Secretary
Date: 12/23/, 2015

APPROVED AS TO FORM AND LEGALITY this 21st day of December, 2015, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

Marchena and Graham, P.A., Counsel.

By:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

TWO WITNESSES:
/s/ ALBA L. BUENO
Printed Name:	ALBA L. BUENO

/s/ Jihyun Park
Printed Name:

STATE OF FLORIDA)
COUNTY OF ORANGE)

Before me, the undersigned authority, duly authorized under the laws of State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette- Snyder respectively Executive Director and Deputy Director of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida this 23 day of December, 2015.

/s/ ALBA L. BUENO
Notary Public
My Commission Expires:

ALBA L. BUENO
NOTARY PUBLIC	Notary Public - State of Florida
STATE OF FLORIDA	Commission # FF 901067
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn.

ALL ABOARD FLORIDA – OPERATIONS LLC

		By:	/s/ Vincent Signorello
ATTEST:	/s/ Kolleen Cobb		Vincent Signorello, Vice President
Kolleen Cobb, Secretary
		Date:	December 18, 2015

TWO WITNESSES:
/s/ Jessica Alvarez
Printed Name:	Jessica Alvarez

/s/ Veronica Vargas
Printed Name:	Veronica Vargas

STATE OF FLORIDA	)
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 18th day of December, 2015, by Vincent Signorello, as Vice President of All Aboard Florida – Operations LLC, a Delaware limited liability company, on behalf of the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Jessica Alvarez
Notaty Public
Notary public	Jessica Alvarez	Print Name:
State of Florida	MY COMMISSION # FF 030333	My Commission expires:
EXPIRES: October 23, 2017
Bonded Thru Notary Public Underwriters

JOINDER

The City of Orlando hereby joins in the Orlando International Airport Vehicle Maintenance Facility Ground Lease Agreement dated January 26th, 2016 between the Greater Orlando Aviation Authority and All Aboard Florida - Operations LLC, solely to acknowledge the City’s consent to the term of the Lease.

Dated: January 26, 2016.

ATTEST:	CITY OF ORLANDO

/s/ Celeste Brown	By:	/s/ Antonio Ortiz
	Name:	Antonio Ortiz
	Title:	Mayor Pro Tem

[OFFICIAL SEAL]

STATE OF FLORIDA
COUNTY OF ORANGE

Before me. the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgments, this day personally appeared Antonio Ortiz and Celeste Brown, respectively Mayor Pro Tem City Clerk of the City of Orlando, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said City of Orlando, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 27 day of January, 2016

/s/ Carolyn A. Skuta
Notary Public
My commission expires:

NOTARY PUBLIC STATE OF FLORIDA	CAROLYN A. SKUTA Notary Public - State of Florida My Comm Expires Apr 4, 2017 Commission # EE 858548 Bonded Through National Notary Assn.